As filed with the Securities and Exchange Commission on September 2, 1997
                                                     1933 Act File No. 2-57953
                                                     1940 Act File No. 811-2474
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 53
                                       and
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 44

                           BULL & BEAR FUNDS II, INC.
                       (Formerly Bull & Bear Incorporated)
               (Exact Name of Registrant as Specified in Charter)

                                11 Hanover Square
                            New York, New York 10005
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-212-785-0900

                                   Copies to:

WILLIAM J. MAYNARD                                STUART H. COLEMAN, ESQ.
Bull & Bear Advisers, Inc.                        Stroock & Stroock & Lavan LLP
11 Hanover Square                                 180 Maiden Lane
New York, New York 10005                          New York, New York 10038
(Name and Address of
  Agent for Service)


It is proposed that this filing will become effective:

                  ON SEPTEMBER 2, 1997 PURSUANT TO RULE 485(B)


     Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Notice required by Rule 24f-2 for the fiscal year ended June 30, 1997 was filed on August 29, 1997.

                           BULL & BEAR FUNDS II, INC.

                       CONTENTS OF REGISTRATION STATEMENT


This registration statement consists of the following papers and documents.

         Cover Sheet

         Calculation of Registration Fee Sheet

         Table of Contents

         Cross Reference Sheet - Bull & Bear Dollar Reserves

         Bull & Bear Dollar Reserves

                  Part A - Prospectus

                  Part B - Statement of Additional Information

         Part C - Other Information

         Signature Page

         Exhibits

                           BULL & BEAR FUNDS II, INC.

                              CROSS REFERENCE SHEET

                           BULL & BEAR DOLLAR RESERVES


Part A. Item No.      Prospectus Caption

             1                                  Cover Page

             2                                  Expense Tables

             3                                  Financial Highlights
                                                Yield Information

             4                                  General

                                                The Fund's Investment Program
                                                Capital Stock
                                                Cover Page

             5                                  Investment Manager
                                                Custodian and Transfer Agent

             6                                  Cover Page
                                                General
                                                Investment Manager
                                                Distributions and Taxes
                                                Determination of Net Asset Value
                                                Shareholder Services
                                                Capital Stock
                                                Back Cover Page

             7                                  How to Purchase Shares
                                                Shareholder Services
                                                Determination of Net Asset Value
                                                Distribution of Shares
                                                Back Cover Page

             8                                  How to Redeem Shares
                                                Determination of Net Asset Value

             9                                  Not Applicable

                           BULL & BEAR FUNDS II, INC.

                              CROSS REFERENCE SHEET

                           BULL & BEAR DOLLAR RESERVES

                                             Statement of Additional
Part B. Item No.                             Information Caption

             10                                 Cover Page

             11                                 Table of Contents

             12                                 Cover Page

             13                                 The Fund's Investment Program
                                                Investment Restrictions
                                                Appendix

             14                                 Officers and Directors

             15                                 Officers and Directors
                                                Investment Manager

             16                                 Officers and Directors
                                                Investment Manager
                                                Investment Management Agreement
                                                Distribution of Shares
                                                Custodian, Transfer and Dividend
                                                         Disbursing Agent
                                                Auditors

             17                                 Allocation of Brokerage

             18                                 Not Applicable

             19                                 Purchase of Shares
                                                Determination of Net Asset Value

             20                                 Dividends and Taxes

             21                                 Distribution of Shares

             22                                 Performance Information

             23                                 Financial Statements

  Bull & Bear Dollar Reserves is a high quality no-load money market fund investing exclusively in obligations of the U.S. Government, its agencies and instrumentalities. The Fund's objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The monthly dividends the Fund pays to its shareholders are generally exempt from state and local income taxes. Also, the value of an individual's Fund shares is generally exempt from state intangible personal property taxes.

  THE FUND IS MANAGED TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK OR ANY AFFILIATE OF ANY BANK.

  The Fund waives the minimum initial investment of $1,000 if you invest $100 or more per month through the Bull & Bear Automatic Investment Program.

  This prospectus contains information you should know about the Fund before you invest. Please keep it for future reference. The Fund's Statement of Additional Information, dated September 2, 1997, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. It is available at no charge by calling toll-free at 1-888-503-FUND
(1-888-503-3863). The SEC maintains a Web site (http://www.sec.gov) that contains the Fund's Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC, as does the Fund.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE TABLES. The tables and example below are designed to help you understand the costs and expenses that you will bear directly or indirectly as an investor in the Fund. A $2 account fee is charged if your monthly balance is less than $500, unless you are in the Bull & Bear Automatic Investment Program (see "How to Purchase Shares").

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases............................................NONE
Sales Load Imposed on Reinvested Dividends.................................NONE
Deferred Sales Load........................................................NONE
Redemption Fees............................................................NONE
Exchange Fee...............................................................NONE

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees (after waiver).............................................0.45%
12b-1 Fees (after waiver)..................................................0.00%
Other Expenses.............................................................0.46%
Total Fund Operating Expenses (after waivers)..............................0.91%

Example


You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and a redemption at the end of each time period:

       1 Year       3 Years        5 Years        10 Years
       ------       -------        -------        --------
         $9           $29            $50            $111


The example set forth above assumes reinvestment of all dividends and uses an assumed 5% annual rate of return as required by the SEC. THE EXAMPLE IS AN ILLUSTRATION ONLY AND SHOULD NOT BE CONSIDERED AN INDICATION OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The percentages given for "Annual Fund Operating Expenses" are based on the Fund's expenses (after waivers of 12b-1 fees and management fees) and average daily net assets during its fiscal year ended June 30, 1997, although such expenses have been restated to reflect a waiver of 0.05% of the management fee, which took effect as of September 1, 1997. Without such waivers, management fees, 12b-1 fees, and total Fund operating expenses would have been 0.50%, 0.25% and 1.21%, respectively. "Other Expenses" include amounts paid to the Fund's custodian and transfer agent and reimbursed to the Investment Manager and Investor Service Center, the Distributor, and does not include interest expense from the Fund's bank borrowing. As of June 30, 1997, the Distributor intended to waive its 12b-1 fee during the fiscal year ending June 30, 1998.

FINANCIAL HIGHLIGHTS are presented below for a share of capital stock outstanding throughout the period. The following information is supplemental to the Fund's financial statements and report thereon of Tait, Weller & Baker, independent accountants, appearing in the June 30, 1997 Annual Report to Shareholders and incorporated by reference in the Statement of Additional Information.



                              Years ended June 30,
               -------------------------------------------------------------------------------------------
PER SHARE DATA          1997    1996    1995     1994     1993     1992     1991     1990    1989    1988
                       ------  ------  ------   ------   ------   ------   ------   ------  ------  ------
Net asset value at
beginning of period..  $1.000  $1.000  $1.000   $1.000   $1.000   $1.000   $1.000   $1.000  $1.000  $1.000
Income from investment
operations:  Net
investment income....   0.047   0.047   0.044    0.026    0.026    0.042    0.062    0.078   0.077   0.064
Less dividends:
Dividends from net
investment income....  (0.047) (0.047) (0.044)  (0.026)  (0.026)  (0.042)  (0.062)  (0.078) (0.077) (0.064)
Net asset value at
end of period........  $1.000  $1.000  $1.000   $1.000   $1.000   $1.000   $1.000   $1.000  $1.000  $1.000
                       ======  ======  ======   ======   ======   ======   ======   ======  ======  ======
TOTAL RETURN.........   4.83%   4.81%   4.53%    2.59%    2.63%    4.28%    6.41%    8.10%   8.04%   6.58%
                        =====   =====   =====    =====    =====    =====    =====    =====   =====   =====
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period
(000's omitted)...... $62,908  $62,467 $65,278  $76,351  $64,673  $63,832  $77,984  $94,474 $103,975 $102,684
                      =======  ======= =======  =======  =======  =======  =======  ======= ======== ========
Ratio of expenses to
average net assets (a)  0.71%   0.90%   0.89%    0.89%    0.75%    0.80%    0.85%    0.65%    1.10%   1.25%
                        =====   =====   =====    =====    =====    =====    =====    =====    =====   =====
Ratio of net investment
income to average net
assets (b)...........   4.73%   4.70%   4.41%    2.56%    2.59%    4.24%    6.30%    7.91%    7.62%   6.37%
                        =====   =====   =====    =====    =====    =====    =====    =====    =====   =====

                                     8

---------

(a) Ratio prior to waivers by the Investment Manager and Distributor was 1.32%,1.13%, 1.00%, 1.22%, 1.25%, 1.39%, 1.39%, 1.40% and 1.21% in 1989,
        1990, 1991, 1992 ,1993, 1994, 1995, 1996 and 1997, respectively.
(b) Ratio prior to waivers by the Investment Manager and Distributor was 7.40%, 7.43%, 6.15%, 3.82%, 2.09%, 2.06%, 3.91%, 4.20% and 4.23% in
        1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997, respectively.

                               TABLE OF CONTENTS


Expense Tables.................2          Dividends and Taxes................11
Financial Highlights...........2          Determination of Net Asset Value...12
General........................3          Investment Manager.................12
The Fund's Investment Program..3          Yield Information..................12
How to Purchase Shares.........4          Distribution of Shares.............13
Shareholder Services...........6          Capital Stock......................13
How to Redeem Shares...........9          Custodian and Transfer Agent.......14


                                     GENERAL

PURPOSES OF THE FUND. The Fund is a no load mutual fund designed to provide investors an economical and convenient way to invest cash reserves for maximum current income consistent with preservation of capital and maintenance of liquidity. All Fund net income is declared daily as a dividend and distributed monthly.

CHECK WRITING PRIVILEGE FOR EASY ACCESS. Shareholders have the convenience of making redemptions without charge simply by writing a check for $250 or more. Shareholders with a discount brokerage Bull & Bear Performance Plus Account(R) may write a check in any amount. Checks are free and there is no limit on the number of checks a shareholder may write.

YIELD INFORMATION. Please call toll-free at 1-888-503-FUND (1-888-503-3863) for the Fund's yield.

                          THE FUND'S INVESTMENT PROGRAM

  The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). The monthly dividends the Fund pays are generally exempt from state and local income taxes. In addition, the value of Fund shares is generally exempt from state intangible personal property taxes. There can be no assurance that the Fund will achieve its investment objective. In periods of declining interest rates, the Fund's yields may be somewhat higher than prevailing market rates, and in periods of rising rates the opposite may be true. Also, when interest rates are falling, net cash inflows from the continuous sale of the Fund's shares are likely to be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite may be true.

  The U.S. Government Securities in which the Fund may invest include U.S. Treasury notes and bills and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund may also invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of government backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government. While the risks associated with investment in U.S. Government Securities are minimal, an investment in the Fund is not completely risk free. The U.S. Government is not obligated by law to provide financial support to certain agencies, and securities issued by them may involve risk of loss of principal and interest. For example, securities issued by the Federal Farm Credit Banks are supported by the agency's limited right to borrow money from the U.S. Treasury under certain circumstances, and securities issued by the Federal Home Loan Banks are supported only by the credit of the agency that issued them. The Fund invests in these securities only when satisfied that the issuer's credit risk is minimal. The Fund is managed so the dollar-weighted average maturity of its portfolio does not exceed 90 days, and all investments have, or are deemed to have, a remaining maturity of less than 397 days.

WHEN-ISSUED SECURITIES. The Fund may purchase securities on a "when-issued" basis. In such transactions the price is fixed at the time the commitment to make the purchase is made, but delivery and payment occur at a later date. The Fund will only make commitments to purchase U.S. Government Securities maturing in less than 397 days from the date of the commitment. Although the Fund will enter into whenissued transactions with the intention of acquiring the securities, the Fund may sell the securities prior thereto, which may result in a gain or loss. Acquiring securities in this manner involves a risk that yields available on the delivery date may be higher than those received in such transactions, as well as the risk of price fluctuation. When the Fund purchases securities on a when-issued basis, its custodian will set aside in a segregated account cash or liquid securities whose value is marked to the market daily with a market value at least equal to the amount of the commitment. If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund's purchase commitment. Failure of the issuer to deliver the security may cause the Fund to incur a loss or miss an opportunity to make an alternative investment.

LENDING. Pursuant to an arrangement with its custodian bank, the Fund may lend portfolio securities or other assets to other parties limited to one third of the Fund's total assets. If the Fund engages in lending transactions, it will enter into agreements that require that the loans be continuously secured by cash, U.S. Government Securities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. To the extent of such activities, the custodian will apply credits against its custodial charges. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed to be of good standing. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate U.S. Government Securities. The yield on these securities is adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Fund's investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

OTHER INFORMATION. The Fund's investment objective is fundamental and may not be changed without shareholder approval. The Fund is also subject to certain investment restrictions, set forth in the Statement of Additional Information, that are fundamental and cannot be changed without shareholder approval. The Fund's other investment policies are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fund operates in accordance with a nonfundamental policy that complies with Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act") that limits the amount the Fund may invest in the securities of any one issuer to 5% of the Fund's total assets, except that this limitation does not apply to U.S. Government Securities. The Fund is also subject to a fundamental limitation that provides it with the ability to invest, with respect to 25% of the Fund's assets, more than 5% of its total assets in any one issuer. The Fund will operate in accordance with this fundamental limitation only in the event that Rule 2a-7 is amended and the Fund's Board amends the nonfundamental policy discussed above. The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment), but not in excess of an amount equal to one third of the Fund's total assets. The Fund may also invest up to 10% of its net assets in illiquid assets and up to 10% of its total assets in restricted securities.

                             HOW TO PURCHASE SHARES

  The Fund's shares are sold on a continuing basis at the net asset value per share next determined after receipt and acceptance of the order by Investor Service Center or its agent (see "Determination of Net Asset Value"). The minimum initial investment is $1,000 for regular and Uniform Gifts/Transfers to Minors Act custody accounts, and $500 for Bull & Bear retirement plans, which include Individual Retirement Accounts ("IRAs"), SEP-IRAs, rollover IRAs, profit sharing and money purchase plans, and 403(b) plan accounts. The minimum subsequent investment is $100. The initial investment minimums are waived if you elect to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program (see "Additional Investments" below). The Fund may in its discretion waive or lower the investment minimums.

INITIAL INVESTMENT. The Account Application accompanying this prospectus should be completed, signed and, with a check or other negotiable bank draft drawn to the order of Dollar Reserves, mailed to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. Initial investments also may be made by having your bank wire money, as set forth below, in order to avoid mail delays.

ADDITIONAL INVESTMENTS. Additional investments may be made conveniently at any time by any one or more of the following methods:

o BULL & BEAR AUTOMATIC INVESTMENT PROGRAM. With the Bull & Bear Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the Plans explained below. Each Plan is designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

      The BULL & BEAR BANK TRANSFER PLAN lets you purchase Fund shares on a certain day each month by transferring electronically a specified dollar amount from your regular checking account, NOW account, or bank money market deposit account.

      In the BULL & BEAR SALARY INVESTING PLAN, part or all of your salary may be invested electronically in Fund shares on each pay date, depending upon your employer's direct deposit program.

      The BULL & BEAR GOVERNMENT DIRECT DEPOSIT PLAN allows you to deposit automatically part or all of certain U.S. Government payments into your Fund account. Eligible U.S. Government payments include Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

  For more information concerning these Plans, or to request the necessary authorization form(s), please call Investor Service Center toll-free at 1-888-503-FUND (1-888-503-3863). You may modify or terminate the Bank Transfer Plan at any time by written notice received at least 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact, respectively, your employer or the appropriate U.S. Government agency. The Fund reserves the right to redeem any account if participation in the Program is terminated and the account's value is less than $500. The Program and the Plans do not assure a profit or protect against loss in a declining market.

o CHECK. Mail a check or other negotiable bank draft ($100 minimum), drawn to the order of Dollar Reserves, together with a Bull & Bear FastDeposit form to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. If you do not use that form, please send a letter indicating the Fund and account number to which the subsequent investment is to be credited, and name(s) of the registered owner(s).

o ELECTRONIC FUNDS TRANSFER (EFT). With EFT, you may purchase additional shares of the Fund quickly and simply, just by calling Investor Service Center toll-free at 1-888-503-VOICE (1-888-503-8642) We will contact the bank you designate on your Account Application or Authorization Form to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. For requests received by 4 p.m., eastern time, the investment will be credited to your Fund account ordinarily within two business days. There is a $100 minimum for each EFT investment. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check.

o FEDERAL FUNDS WIRE. You may wire money, by following the procedures set forth below, to begin accruing income on your investment as soon as possible.

INVESTING BY WIRE. For an initial investment by wire, you must first telephone Investor Service Center toll-free at 1-888-503-FUND (1-888-503-3863), to give the name(s) under which the account is to be registered, tax identification number and the name of the bank sending the wire, and to be assigned a Bull & Bear Dollar Reserves account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to:
United Missouri Bank NA, ABA #10-10- 00695; for Account 98-7052-724-3; Dollar Reserves. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed. Subsequent investments by wire may be made at any time without having to call Investor Service Center by simply following the same wiring procedures.

SHAREHOLDER ACCOUNTS. When you invest in the Fund, your account will be credited with all full and fractional shares (to two decimal places), together with any dividends that are paid in additional shares (see "Dividends and Taxes"). For joint tenant accounts, any account owner has the authority to act on the account without notice to the other account owners. Investor Service Center in its sole discretion and for its protection may, but is not obligated to, require the written consent of all account owners of a joint tenant account prior to acting upon the instructions of any account owner. Stock certificates will be issued only for full shares when requested in writing. In order to facilitate redemptions and exchanges and provide safekeeping, we recommend that you do not request certificates. You will receive transaction confirmations upon purchasing or selling shares, and quarterly statements.

WHEN ORDERS ARE EFFECTIVE. The purchase price for Fund shares is the net asset value of such shares next determined after receipt and acceptance by Investor Service Center of a purchase order in proper form. Purchase orders submitted in proper form along with payment in Federal funds available to the Fund for investment by 11 a.m. eastern time on any Fund business day will be of record at the close of business that day and entitled to receive that day's dividends. A "Fund business day" is any day on which the New York Stock Exchange is open for business. The following are not Fund business days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. All purchases are accepted subject to collection at full face value in Federal funds. Checks must be drawn in U.S. dollars on a U.S. bank. No second or third party checks will be accepted and the Fund reserves the right to reject any order for any reason. Accounts are charged $30 by the Transfer Agent for submitting checks for investment which are not honored by the investor's bank.

                              SHAREHOLDER SERVICES

  You may modify or terminate your participation in any of the Fund's special plans or services at any time. Shares or cash should not be withdrawn from any tax-advantaged retirement plan described below, however, without consulting a tax adviser concerning possible adverse tax consequences. Additional information regarding any of the following services is available from Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-3863).

DIRECT ACCESS. Investor Service Center's free Direct Access service gives you instant 24 hour access to your Fund investments either by toll-free telephone or by using your personal computer for Internet access. With Direct Access you can monitor your investments, check your account balance and account activity, retrieve your account history, exchange between Funds offered by Investor Service Center, review recent transactions, and make transfers using EFT from or to your authorized bank account. For Direct Access by phone, just dial toll-free at 1-888-503-VOICE (1-888-503-8642) and follow the prompts. For Internet Direct Access, visit Investor Service Center's Internet site at www.mutualfunds.net and select "Access Your Fund Account." You will need your account number and your Personal Identification Number ("PIN"), which is the last 4 digits of the social security number or taxpayer identification number associated with your account number. If you would like a different PIN, just call an Investor Service Representative toll-free at 1-800-345-0051. There is no charge for using Direct Access, and your account information is based on the most recent Fund prices, updated every business day. Any transactions you request are carried out at the Fund's net asset value next determined after receipt of your order. You will receive in the mail written confirmations for all transactions you request through Direct Access, and if you purchase or redeem Fund shares using EFT, your bank statement will reflect the appropriate electronic credit or debit.

CHECK WRITING PRIVILEGE FOR EASY ACCESS. The Fund's Check Writing Privilege enables you to continue receiving dividends on shares redeemed by check until such time as the check is presented to the Transfer Agent's bank for payment. You may establish an account in either of two ways for check writing:

O BULL & BEAR FUND  ACCOUNTS.  Upon  request,  shareholders  will receive  FREE,
  UNLIMITED check writing with only a $250 minimum per check. The Fund will arrange for shareholder checks to be honored by UMB Bank for this purpose.

o BULL & BEAR PERFORMANCE PLUS ACCOUNT(R). Bull & Bear Securities, Inc., an affiliate of the Investment Manager, offers discount brokerage services. Investors purchasing Fund shares through a Bull & Bear Performance Plus Account(R) with $5,000 minimum equity receive upon request FREE, UNLIMITED CHECK WRITING WITH NO MINIMUM AMOUNT PER CHECK. You may request a Discount Brokerage Account Application from Bull & Bear Securities, Inc. by calling toll-free at 1-800-262-5800.

  With both types of accounts, the check clearing bank has the right to refuse any checks which do not conform with its requirements. The shareholder will be subject to the bank's rules and regulations governing checking accounts, including a $20 charge for refused checks, which may change without notice. When such a check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check will be redeemed. The Fund generally will not honor a check written by a shareholder that requires the redemption of recently purchased shares for up to 10 days or until the Fund is reasonably assured of payment of the check representing the purchase. Since the value of your account changes each day as a result of daily dividends, you should not attempt to close an account by writing a check.

ELECTRONIC FUNDS TRANSFER (EFT). You automatically have the privilege of linking your bank account designated on your Account Application or Authorization Form and your Fund account through Bull & Bear's EFT service. With EFT, you use the Automated Clearing House system to electronically transfer money quickly and safely between your bank and Fund accounts. EFT may be used for purchasing and redeeming Fund shares, direct deposit of dividends into your bank account, the Automatic Investment Program, the Systematic Withdrawal Plan, and systematic IRA distributions. You may decline this privilege by checking the indicated box on the Account Application. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing (and the Transfer Agent may require the signature to be guaranteed) with a voided check.

DIVIDEND SWEEP PRIVILEGE. You may elect to have all dividends paid by the Fund automatically invested in any other Bull & Bear Fund. Shares of the other Bull & Bear Fund will be purchased at the current net asset value calculated on the payment date. For more information concerning this privilege and the other Bull & Bear Funds, or to request a Dividend Sweep Authorization Form, please call Investor Service Center toll-free at 1-888-503-FUND (1-888-503-3863). You may cancel this privilege by mailing written notification to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. To select a new Bull & Bear Fund after cancellation, you must submit a new Authorization Form. Enrollment in or cancellation of this privilege is generally effective three business days following receipt. This privilege is available only for existing accounts and may not be used to open new accounts.

SYSTEMATIC WITHDRAWAL PLAN. If you own Fund shares with a value of at least $20,000 you may elect an automatic monthly or quarterly withdrawal of cash from your Fund account in fixed or variable amounts, subject to a minimum amount of $100. Under the Systematic Withdrawal Plan, all dividends are reinvested in the Fund.

ASSIGNMENT. Fund shares may be transferred to another owner. Instructions are available from Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-3863)

EXCHANGE PRIVILEGE. You may exchange at least $500 worth of Fund shares for shares of any Bull & Bear Fund listed below (provided the registration is exactly the same, the shares may be sold in your state of residence, and the exchange may otherwise legally be made).

  To exchange shares, please call Investor Service Center toll-free at 1-888-503-VOICE (1-888-503-8642) between 9 a.m. and 5 p.m. eastern time on any Fund business day and provide your account registration information including address, account number and taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, the account number of the Bull & Bear Fund to be purchased; and your identity and telephone number. The other Bull & Bear Funds are:

o BULL & BEAR GOLD INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.

o BULL & BEAR U.S. AND OVERSEAS FUND invests worldwide for the highest possible total return.

o BULL & BEAR SPECIAL EQUITIES FUND invests aggressively for maximum capital appreciation.

  Exchange requests received between 9 a.m. and 4 p.m. eastern time on any Fund business day will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of that business day. Exchange requests received between 4 p.m. and 5 p.m. eastern time on any Fund business day will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of the next Fund business day. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call toll-free at 1-888-503-VOICE (1-888-503- 8642). Exchanges may be difficult or impossible to implement during periods of rapid changes in economic or market conditions. Exchange privileges may be terminated or modified by the Fund without notice. A free prospectus containing more complete information including charges, expenses and performance, on any of the Bull & Bear Funds listed above is available from Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-3863). The other Bull & Bear Fund's prospectus should be read carefully before exchanging shares. You may give exchange instructions to Investor Service Center by telephone without further documentation. If you have requested share certificates, this procedure may be utilized only if, prior to giving telephone instructions, you deliver the certificates to the Transfer Agent for deposit into your account.

o BULL & BEAR SECURITIES (DISCOUNT BROKERAGE ACCOUNT) TRANSFERS. If you have an account at Bull & Bear Securities, Inc., an affiliate of the Investment Manager and a wholly owned subsidiary of Bull & Bear Group, Inc. offering discount brokerage services, you may access your investment in any Bull & Bear Fund to pay for securities purchased in your brokerage account and have proceeds of securities sold in your brokerage account used to purchase shares of any Bull & Bear Fund. You may request a Discount Brokerage Account Application from Bull & Bear Securities, Inc. by calling toll-free at 1-800-262-5800.

TAX-ADVANTAGED RETIREMENT PLANS. These plans provide an opportunity to set aside money for retirement in a tax-advantaged account in which earnings can be compounded without incurring a tax liability until the money and earnings are withdrawn. Contributions may be fully or partially deductible for Federal income tax purposes as noted below. Information on any of these plans is available from Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-3863).

  The minimum investment to establish a Bull & Bear Retirement Plan is $500. Minimum subsequent investments are $100. The initial investment minimums are waived if you elect to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program. There are no set-up fees for any Bull & Bear Retirement Plan. Subject to change on 30 days' notice, the plan custodian charges Bull & Bear Retirement Plans a $10 annual fiduciary fee, $10 for each distribution prior to age 59 1/2, and a $20 plan termination fee; however, the annual fiduciary fee is waived for Bull & Bear Retirement Plans with assets of $10,000 or more or if you invest regularly through the Bull & Bear Automatic Investment Program.

|XIRA AND SEP-IRA  ACCOUNTS.  Anyone with earned  income who is less than age 70
  1/2 at the end of the tax year, even if also participating in another type of retirement plan, may establish an IRA and contribute each year up to $2,000 or 100% of earned income, whichever is less. For married couples, each spouse may contribute up to $2,000 into an IRA regardless of whether each spouse has $2,000 of earned income, provided, however, that their aggregate earned income is at least $4,000 (where such income is less than $4,000, special rules apply). Employers may also make contributions to an IRA on behalf of an individual under a Simplified Employee Pension Plan ("SEP") in any amount up to 15% of up to $150,000 of compensation. Also, as of January 1, 1997, a small employer with 100 or fewer employees may establish a Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), which will allow certain eligible employees to make elective contributions to a SIMPLE IRA of up to $6,000 per year and will require the employer to make either matching or non-matching contributions.

  Generally, taxpayers may contribute to an IRA during the tax year and through the next year until the income tax return for that year is due, without regard to extensions. Thus, most individuals may contribute for the 1997 tax year through April 15, 1998 and for the 1998 tax year from January 1, 1998 through April 15, 1999.

  BULL & BEAR NO-FEE IRA(R). The $10 annual fiduciary fee is waived if your Bull & Bear IRA or Bull & Bear SEP-IRA has assets of $10,000 or more or if you invest through the Bull & Bear Automatic Investment Program.

  DEDUCTIBILITY. IRA contributions are fully deductible for many taxpayers. For a taxpayer who is an active participant in an employer-maintained retirement plan (or whose spouse is), a portion of IRA contributions is deductible if adjusted gross income (before the IRA deductions) is $40,000-$50,000 (if married) and $25,000-$35,000 (if single). Only IRA contributions by a taxpayer who is an active participant in an employer-maintained retirement plan (or whose spouse is) and has adjusted gross income of more than $50,000 (if married) and $35,000 (if single) will not be deductible at all. An eligible individual may establish a Bull & Bear IRA under the prototype plan available through the Fund, even though such individual or spouse actively participates in an employer-maintained retirement plan.

o IRA TRANSFER AND ROLLOVER ACCOUNTS. Special forms are available from Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-3863), which make it easy to transfer or roll over IRA assets to a Bull & Bear IRA. An IRA may be transferred from one financial institution to another without adverse tax consequences. Similarly, no taxes need be paid on a lump-sum distribution that you may receive as a payment from a qualified pension or profit sharing plan due to retirement, job termination or termination of the plan, so long as the assets are put into an IRA Rollover account within 60 days of the receipt of the payment. Withholding for Federal income tax is required at the rate of 20% for "eligible rollover distributions" made from any retirement plan (other than an IRA) that are not directly transferred to an "eligible retirement plan," such as a Bull & Bear Rollover Account.

o PROFIT SHARING AND MONEY PURCHASE PLANS. These Plans provide an opportunity to accumulate earnings on a tax-deferred basis by permitting corporations, self-employed individuals (including partners) and their employees generally to contribute (and deduct) up to $30,000 annually or, if less, 25% (15% for profit sharing plans) of compensation or self-employment earnings of up to $150,000. Corporations and partnerships, as well as all self-employed persons, are eligible to establish these Plans. In addition, a person who is both salaried and self-employed, such as a college professor who serves as a consultant, may adopt these retirement plans based on self-employment earnings.

|XSECTION 403(B)  ACCOUNTS.  Section  403(b)(7) of the Internal  Revenue Code of
  1986, as amended ("Code"), permits the establishment of custodial accounts on behalf of employees of public school systems and certain tax-exempt organizations. A participant in such a plan does not pay taxes on any contributions made by the participant's employer to the participant's account pursuant to a salary reduction agreement, up to a maximum amount, or "exclusion allowance." The exclusion allowance is generally computed by multiplying the participant's years of service times 20% of the participant's compensation included in gross income received from the employer (reduced by any amount previously contributed by the employer to any 403(b) account for the benefit of the participant and excluded from the participant's gross income). However, the exclusion allowance may not exceed the lesser of 25% of the participant's compensation (limited as above) or $30,000. Contributions and subsequent earnings thereon are not taxable until withdrawn, when they are received as ordinary income.

                              HOW TO REDEEM SHARES

  Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information: your account registration information including address, account number and taxpayer identification number; dollar value, number or percentage of shares to be redeemed; how and to where the proceeds are to be sent; if applicable, the bank's name, address, ABA routing number, bank account registration and account number, and a contact person's name and telephone number; and your daytime telephone number.

BY MAIL. You may request that the Fund redeem any amount of shares by submitting a written request to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, signed by the record owner(s). If the written request is sent to the Fund, it will be forwarded to the above address. If stock certificates have been issued for shares being redeemed, they must accompany the written request.

CHECK WRITING PRIVILEGE. See "Shareholder Services" above for redemption of shares by writing free, unlimited, personalized checks, provided by the Fund, in amounts of $250 or more for regular accounts, and in any amount for investors with a Bull & Bear Performance Plus Account(R) at discount broker Bull & Bear Securities, Inc.

BY  TELEPHONE.   You  may  telephone   Investor   Service  Center  toll-free  at
1-888-503-FUND (1-888-503-3863) to expedite redemption of Fund shares if share certificates have not been issued.

  You may redeem as little as $250 worth of shares by requesting Bull & Bear's Electronic Funds Transfer (EFT) service. With EFT, you can redeem Fund shares quickly and conveniently because Investor Service Center will contact the bank designated on your Account Application or Authorization Form to arrange for the electronic transfer of your redemption proceeds (through the Automated Clearing House system) to your bank account. EFT proceeds are ordinarily available in your bank account within two business days.

  If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be mailed to your address of record or mailed or wired to your authorized bank.

  Telephone requests received on Fund business days by 4 p.m. eastern time will be redeemed from your account that day, and if after, on the next Fund business day. Any subsequent changes in bank account information must be submitted in writing, signature guaranteed, with a voided check or deposit slip. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call toll-free at 1-888-503-VOICE (1-888-503-8642). Redemptions by telephone may be difficult or impossible to implement during periods of rapid changes in economic or market conditions.

REDEMPTION PRICE. The redemption price is the net asset value per share next determined after receipt of the redemption request in proper form. Registered broker/dealers, investment advisers, banks, and insurance companies may open accounts and redeem shares by telephone or wire and may impose a charge for handling purchases and redemptions when acting on behalf of others.

REDEMPTION PAYMENT. Payment for shares redeemed will ordinarily be made within seven days after receipt of the redemption request in proper form. The right of redemption may not be suspended, or date of payment delayed more than seven days, except for any period (i) when the New York Stock Exchange is closed or trading thereon is restricted as determined by the SEC; (ii) under emergency circumstances as determined by the SEC that make it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (iii) as the SEC may otherwise permit. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate, or government check or EFT transfer is generally subject to a fifteen business day delay to allow the check or transfer to clear. The fifteen day clearing period does not affect the trade date on which a purchase or redemption order is priced, or any dividends to which you may be entitled through the date of redemption. The clearing period does not apply to purchases made by wire. Due to the relatively higher cost of maintaining small accounts, the Fund reserves the right, upon 60 days' notice, to redeem any account, other than Bull & Bear Retirement Plan accounts, worth less than $500 except if solely from market action, unless an investment is made to restore the minimum value.

TELEPHONE PRIVILEGES. You automatically have all telephone privileges to, among other things, authorize purchases, redemptions and exchanges, with EFT or by other means, unless declined on the Account Application or otherwise in writing. Neither the Fund nor Investor Service Center shall be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures include requiring personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions, and recording telephone conversations. The Fund may modify or terminate any telephone privileges or shareholder services (except as noted) at any time without notice.

SIGNATURE GUARANTEES. No signature guarantees are required when payment is to be made to you at your address of record. If the redemption proceeds are to be paid to a non-shareholder of record, or to an address other than your address of record, or the shares are to be assigned, the Transfer Agent may require that your signature be guaranteed by an entity acceptable to the Transfer Agent, such as a commercial bank or trust company or member firm of a national securities exchange or of the National Association of Securities Dealers, Inc. A notary public may not guarantee signatures. The Transfer Agent may require further documentation, and may restrict the mailing of redemption proceeds to your address of record within 60 days of such address being changed unless you provide a signature guarantee as described above.

                               DIVIDENDS AND TAXES

DIVIDENDS. The Fund declares dividends each day from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) to shareholders of record as of the close of regular trading on the New York Stock Exchange on that day. Shareholders submitting purchase orders in proper form and payment in Federal funds available to the Fund for investment by 11 a.m. eastern time are entitled to receive that day's dividend. Shares redeemed by 11 a.m. eastern time are not entitled to that day's dividend, but proceeds of the redemption normally are available to shareholders by Federal funds wire the same day. Shares redeemed after 11 a.m. eastern time and before the close of regular trading on the New York Stock Exchange are entitled to that day's dividend, and proceeds of the redemption normally are available to shareholders by Federal funds wire the next Fund business day. Distributions of declared dividends are made the last business day of each month in additional shares of the Fund, unless you elect to receive dividends in cash on the Account Application or so elect subsequently by calling Investor Service Center toll-free at 1-888-503-FUND (1-888-503-3863). For Federal income tax purposes, such distributions are generally taxable as ordinary income, whether or not a shareholder receives such dividends in additional shares or elects to receive cash. Any election will remain in effect until you notify Investor Service Center to the contrary. The Fund does not expect to realize net long term capital gains and thus does not anticipate payment of any long term capital gain distributions.

TAXES. According to Tait, Weller & Baker, the Fund's auditors, dividends paid by the Fund to its shareholders (except Massachusetts corporate shareholders) are exempt from state income tax to the extent the Fund derives its income from direct U.S. Government securities and, where applicable, the Fund meets the state income, investment, and reporting criteria required to maintain exempt status. However, if the Fund invests in securities other than "direct" U.S. Government obligations (such as agency obligations not backed by the full faith and credit of the United States), dividends paid to its shareholders attributable to the interest on these investments are taxable in some states. In some states, shareholders also may be subject to local taxes on the shares they own or on distributions from the Fund.

  The Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income and net short term capital gains) that is distributed to its shareholders. Shareholders not subject to Federal income tax on their income will generally not be required to pay tax on amounts distributed to them by the Fund. The Fund is required to withhold 31% of all dividends payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number or who otherwise are subject to backup withholding. Each shareholder is advised promptly after each calendar year of the dollar amount and taxable status of the year's distributions received by such shareholder. The foregoing is only a summary of some of the important income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Because other tax considerations may apply, you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

  The value of a share of the Fund is based on the value of its net assets. The Fund's net assets are the total of its investments and all other assets minus any liabilities. The value of one share is determined by dividing the net assets by the total number of shares outstanding. This is referred to as "net asset value per share" and is determined at 11 a.m. eastern time and as of the close of regular trading on the New York Stock Exchange (currently 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each Fund business day. The Fund values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.

                               INVESTMENT MANAGER

  Bull & Bear Advisers, Inc. ("Investment Manager") acts as general manager of the Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager manages the investment and reinvestment of the Fund's assets, subject to the control and oversight of the Board of Directors. For its services, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of 0.50% of the first $250 million, 0.45% from $250 million to $500 million, and 0.40% over $500 million. From time to time, the Investment Manager may waive all or part of this fee to improve the Fund's yield and total return. The Investment Manager provides certain administrative services to the Fund at cost. During the fiscal year ended June 30, 1997, the investment management fees paid by the Fund represented approximately 0.25% of its average daily net assets (net of the
Investment Manager's waiver). The Investment Manager is a wholly owned subsidiary of Bull & Bear

Group, Inc. ("Group"). Group, a publicly owned company whose securities are listed on the Nasdaq Stock Market and traded in the over-the-counter market, is a New York based manager of mutual funds and discount brokerage services. Bassett S. Winmill may be deemed a controlling person of Group and may therefore be deemed a controlling person of the Investment Manager.

                                YIELD INFORMATION

  From time to time the Fund advertises its current yield and its effective yield. All advertised current yield or effective yield figures are based upon historical earnings and are not intended to indicate future performance. The current yield of the Fund refers to the income generated by an investment in the Fund over a seven day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The effective yield is the annualized current yield which is compounded by assuming the current income to be reinvested. For the Fund's yield, please call toll-free at 1-888-503-FUND (1-888-503-3863).

  THE FUND'S STATE TAX-FREE YIELD VERSUS TAXABLE YIELDS. Assuming your dividends from the Fund would be state tax-free (see "Dividends and Taxes"), your yield from the Fund may actually be higher than other state-taxable investments stating a higher pre-tax yield.

  For example, if your state income tax rate is 11% and the Fund's yield is 5%, the Fund's AFTER STATE TAX YIELD IS ACTUALLY HIGHER than a state-taxable investment with a yield of 5.61% or less. The computation is:


               The Fund's Yield
      --------------------------------    =    Your Taxable Equivalent Yield
       100% minus Your State Tax Rate



                     5%
              ----------------            =     5.618%
                 100% - 11%


                             DISTRIBUTION OF SHARES

  Pursuant to a Distribution Agreement between the Fund and Investor Service Center, Inc. ("Distributor"), the Distributor acts as the Fund's principal agent for the sale of Fund shares. The Investment Manager is an affiliate of the Distributor. The Fund has also adopted a plan of distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays the Distributor monthly a fee in the amount of 0.25% per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. The fee may be retained or passed through by the Distributor to brokers, banks and others who provide services to Fund shareholders. The Fund will pay the fees to the Distributor until either the Plan is terminated or not renewed. In that event, the Distributor's expenses in excess of fees received or accrued through the termination day will be the Distributor's sole responsibility and not obligations of the Fund. During the period they are in effect, the Distribution Agreement and Plan obligate the Fund to pay fees to the Distributor as compensation for its service and distribution activities. If the Distributor's expenses exceed the fees, the Fund will not be obligated to pay any additional amount to the Distributor and, if the Distributor's expenses are less than such fees, it may realize a profit. As of the date hereof, the Distributor intends to waive the fee during the fiscal year ending June 30, 1998. Such waiver, however, may be discontinued at any time. Certain other advertising and sales materials may be prepared which relate to the promotion of the sale of shares of the Fund and one or more other affiliated investment companies. In such cases, the expenses will be allocated among the investment companies involved based on the inquiries resulting from the materials or other factors deemed appropriate by the Board of Directors.

The costs of personnel and facilities of the Distributor to respond to inquiries by shareholders and prospective shareholders will also be allocated based on such relative inquiries or other factors. There is no certainty that the allocation of any of the foregoing expenses will precisely allocate to the Fund costs commensurate with the benefits it receives, and it may be that other affiliated investment companies and Bull & Bear Securities, Inc. will benefit therefrom.

                                  CAPITAL STOCK

  The Fund is a series of Bull & Bear Funds II, Inc. ("Corporation"), a Maryland corporation incorporated in 1974. Prior to October 29, 1993, the Corporation operated under the name Bull & Bear Incorporated. The Corporation is a series investment company authorized to issue up to 1,000,000,000 shares ($.01 par value), 500,000,000 of which have been designated by the Board of Directors as Bull & Bear Dollar Reserves. The Board of Directors of the Corporation may establish one or more new series, although it has no current intention to do so.

  The Fund's stock is fully paid and non-assessable and is freely assignable by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate, and also by an investor to another investor. In case of dissolution or other liquidation of the Fund or the Corporation, shareholders will be entitled to receive ratably per share the net assets of the Fund. Shareholders of series of the Corporation vote for Directors with each share entitled to one vote. Each share entitles the holder to one vote for all purposes. Shares have no preemptive or conversion rights. Except to the extent that the Board of Directors might provide by resolution that the holders of shares of a particular series are entitled to vote as a class on specified matters, and except for approval of investment management agreements, plans of distribution, and changes in fundamental investment objectives and limitations which are voted upon by each series, separately as a class, there will be no right for any series to vote as a class unless such right exists under Maryland law. The Corporation's Articles of Incorporation contain no provision entitling the holders of the present classes of capital stock to a vote as a class on any matter other than the foregoing. Where a matter is to be voted upon separately by series, the matter is effectively acted upon for such series if a majority of the outstanding voting securities of that series approves the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other series, or (2) the matter has not been approved by a majority of the outstanding voting securities of the Corporation.

  In accordance with the General Corporation Law of the State of Maryland applicable to open-end investment companies incorporated in Maryland and registered under the 1940 Act, as is the Corporation, the Corporation's By-Laws provide that there will be no annual meeting of shareholders in any year except as required by law. In practical effect, this means that the Fund will not hold an annual meeting of shareholders in years in which the only matters which would be submitted to shareholders for their approval are the election of Directors and ratification of the Directors' selection of accountants, although holders of 10% of the Corporation's shares may call a meeting at any time. There will normally be no meetings of shareholders for the purpose of electing Directors unless fewer than a majority of the Directors holding office have been elected by shareholders. Shareholder meetings will be held in years in which shareholder approval of the Fund's investment management agreement, plan of distribution, or changes in its fundamental investment objective, policies or restrictions is required by the 1940 Act.

                          CUSTODIAN AND TRANSFER AGENT

  Investors Fiduciary Trust Company, 811 Main, 11th Floor, Kansas City, MO 64105-1716, acts as custodian of the Fund's assets. The custodian also performs certain accounting services for the Fund. The Fund's transfer and dividend disbursing agent is DST Systems, Inc., Box 419789, Kansas City, MO 64141- 6789. The Distributor provides shareholder administration services to the Fund and is reimbursed its cost by the Fund. The costs of facilities, personnel and other related expenses are allocated among the Fund and other affiliated investment companies based on the relative number of inquiries and other factors deemed appropriate by the Board of Directors. The Fund may also enter into agreements with brokers, banks and others who may perform on behalf of their customers certain shareholder services not otherwise provided by the Transfer Agent or the Distributor.

[Left Side of Back Cover Page]


DOLLAR
RESERVES

-------------------------------------------------------------------------------


11 HANOVER SQUARE
NEW YORK, NY 10005

-------------------------------------------------------------------------------


FOR FUND PROSPECTUSES AND OTHER INVESTMENT INFORMATION, CALL TOLL-FREE

1-888-503-FUND

1-888-503-3863


FOR SHAREHOLDER SERVICES BY DIRECT ACCESS, CALL TOLL-FREE

1-888-503-VOICE

1-888-503-8642

OR, ACCESS THE FUND ON THE WEB AT

WWW.MUTUALFUNDS.NET

-------------------------------------------------------------------------------

[Right Side of Back Cover Page]


DOLLAR
RESERVES

-------------------------------------------------------------------------------


A HIGH QUALITY
MONEY MARKET FUND
INVESTING IN U.S. GOVERNMENT
SECURITIES- INCOME IS GENERALLY
FREE FROM STATE AND LOCAL
INCOME TAXES



HIGH DAILY INCOME
ELECTRONIC FUNDS TRANSFERS
RETIREMENT PLANS
NO-LOAD
FREE CHECK WRITING

-------------------------------------------------------------------------------


MINIMUM INITIAL INVESTMENT:
  REGULAR ACCOUNTS, $1,000;
  IRAS, $500; AUTOMATIC
  INVESTMENT PROGRAMS,  $100

MINIMUM SUBSEQUENT INVESTMENTS: $100


-------------------------------------------------------------------------------


PROSPECTUS
SEPTEMBER 2, 1997


      BULL
     &
      BEAR
        PERFORMANCE DRIVEN(R)                            ----------------------


Printed on recycled paper

DR-148-11-7

Statement of Additional Information                            September 2, 1997







                           BULL & BEAR DOLLAR RESERVES
                                11 Hanover Square
                               New York, NY 10005
                                 1-888-503-FUND



   Bull & Bear Dollar Reserves ("Fund") is a diversified series of Bull & Bear Funds II, Inc. ("Corporation"), an open-end management investment company organized as a Maryland corporation. This Statement of Additional Information regarding the Fund is not a prospectus and should be read in conjunction with the Fund's Prospectus dated September 2, 1997. The Prospectus is available without charge upon request to Investor Service Center, Inc., the Fund's distributor ("Distributor"), 11 Hanover Square, New York, NY 10005, by calling toll-free at 1-888-503-FUND (1-888-503- 3863).




                                TABLE OF CONTENTS


   THE FUND'S INVESTMENT PROGRAM..............................................2
   INVESTMENT RESTRICTIONS....................................................2
   THE INVESTMENT COMPANY COMPLEX.............................................3
   OFFICERS AND DIRECTORS.....................................................3
   INVESTMENT MANAGER.........................................................5
   INVESTMENT MANAGEMENT AGREEMENT............................................5
   YIELD AND PERFORMANCE INFORMATION .........................................6
   DISTRIBUTION OF SHARES.....................................................8
   DETERMINATION OF NET ASSET VALUE...........................................9
   PURCHASE OF SHARES.........................................................9
   ALLOCATION OF BROKERAGE....................................................9
   DIVIDENDS AND TAXES.......................................................10
   REPORTS TO SHAREHOLDERS...................................................11
   CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.........................11
   AUDITORS..................................................................11
   FINANCIAL STATEMENTS......................................................11

                          THE FUND'S INVESTMENT PROGRAM

   The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve this objective by investing exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Although the Fund's investment policies also permit the Fund to invest in bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations, and repurchase agreements pertaining to these securities and U.S. Government Securities, the Board of Directors has determined that the Fund shall not do so until and after 60 days' notice to shareholders. There can be no assurance that the Fund will achieve its investment objective.

   THE FUND IS MANAGED TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

   Dividends from net investment income paid by the Fund to its shareholders (except Massachusetts corporate shareholders) are exempt from state income taxes to the extent such income is derived from holding debt securities of the U.S. Government, its agencies or instrumentalities, the income from which is state tax exempt by Federal law. The following states currently have no state individual income tax: Alaska, Florida, Nevada, South Dakota, Texas, Washington, and Wyoming. This information is current as of the date of this Statement of Additional Information and is subject to change.

   BORROWING. Subject to the limit on borrowing described in Investment Restriction (5) below, the Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.

                             INVESTMENT RESTRICTIONS

   The following fundamental investment restrictions may not be changed without the approval of the lesser of (a) 67% or more of the Fund's voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities. Any investment restriction involving a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

(1)Purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations and provided that these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(2)Issue senior securities as defined in the Investment Company Act of 1940 ("1940 Act"). The following will not be deemed to be senior securities for this purpose: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund's futures, options, and forward currency transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the Securities and Exchange Commission ("SEC"), (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and
   (ii) short sales;

(3)Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objective and policies and (c) engaging in securities and other asset loan transactions limited to one third of the Fund's total assets;

(4)Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

(5)Borrow money, except to the extent permitted by the 1940 Act;

(6)Purchase or sell commodities or commodity futures contracts, although it may enter into (i) financial and foreign currency futures contracts and options thereon, (ii) options on foreign currencies, and (iii) forward contracts on foreign currencies;

(7)Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; or

(8)Purchase any securities, other than obligations of domestic branches of U.S. or foreign banks, or the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry.

   The Fund, notwithstanding any other investment policy or restrictions (whether or not fundamental), may, as a matter of fundamental policy, invest all of its assets in the securities or beneficial interests of a singled pooled investment fund having substantially the same investment objective, policies and restrictions as the Fund.

   The   Corporation's   Board  of  Directors  has   established  the  following
non-fundamental investment limitations with respect to the Fund that may be changed by the Board without shareholder approval:

(i) The Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets, which amount may include warrants which are not listed on the New York Stock Exchange or American Stock Exchange provided that such warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets;

(ii) The Fund may not purchase the securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(iiThe Fund may not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs or such leases;

(ivThe Fund may not invest more than 5% of its total assets in securities of companies having a record of less than three years continuous operations (including operations of predecessors);

(v) The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days;

(viThe Fund may not purchase or retain securities of any issuer if to the knowledge of the Fund, those officers or Directors of the Corporation or its investment manager who each own beneficially more than 1/2 of 1% of the securities of an issuer, own beneficially together more than 5% of the securities of that issuer;

(viThe Fund may not purchase the securities of any investment company except (a) by purchase in the open market where no commission or profits to a sponsor or dealer results from such purchase provided that immediately after such purchase no more than: 10% of the Fund's total assets are invested in securities issued by investment companies, 5% of the Fund's total assets are invested in securities issued by any one investment company, or 3% of the voting securities of any one such investment company are owned by the Fund, and (b) when such purchase is part of a plan of merger, consolidation, reorganization, or acquisition of assets;

(viThe Fund may not borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment), provided however, that such borrowing does not exceed an amount equal to one third of the total value of the Fund's assets taken at market value, less liabilities other than the borrowing. The Fund may not purchase securities for investment while any bank borrowing equaling 5% or more of its total assets is outstanding. If at any time the Fund's borrowing comes to exceed the limitation set forth in (5) above, such borrowing will be promptly (within three days, not including Sundays and holidays) reduced to the extent necessary to comply with this limitation; and

(ixThe Fund may not purchase securities on margin except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, forward currency contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

                         THE INVESTMENT COMPANY COMPLEX

   The investment companies advised by affiliates of Bull & Bear Group, Inc. ("Investment Company Complex") are:

            Bull & Bear Funds I, Inc., whose sole series is Bull & Bear U.S. and Overseas Fund.
            Bull & Bear Funds II, Inc., whose sole series is Bull & Bear Dollar Reserves.
            Bull & Bear Global Income Fund, Inc.
            Bull & Bear Gold Investors Ltd.
            Bull & Bear Municipal Income Fund, Inc.
            Bull & Bear Special Equities Fund, Inc.
            Bull & Bear U.S. Government Securities Fund, Inc.
            Midas Fund, Inc.
            Rockwood Fund, Inc.

                             OFFICERS AND DIRECTORS

   The officers and Directors of the Fund, their respective offices, dates of birth and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005.

BASSETT S. WINMILL* -- Chairman of the Board. He is Chairman of the Board of seven of the other investment companies in the Investment Company Complex and of the parent of the Investment Manager, Bull & Bear Group, Inc. ("Group"). He was born February 10, 1930. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is the father of Mark C. Winmill and Thomas B. Winmill.

ROBERT D. ANDERSON* -- Vice Chairman and Director. He is Vice Chairman of the other investment companies in the Investment Company Complex and of the Investment Manager and its affiliates. He was born December 7, 1929. He is a member of the Board of Governors of the Mutual Fund Education Alliance, and of its predecessor, the No-Load Mutual Fund Association. He has also been a member of the District #12, District Business Conduct and Investment Companies Committees of the National Association of Securities Dealers, Inc.

RUSSELL E. BURKE III -- Director. 900 Park Avenue, New York, NY 10021. He was born August 23, 1946. He is President of Russell E. Burke III, Inc. Fine Art, New York, New York. From 1988 to 1991, he was President of Altman Burke Fine Arts, Inc. From 1983 to 1988, he was Senior Vice President of Kennedy Galleries. He is also a Director of five of the other investment companies in the Investment Company Complex.

BRUCE B. HUBER, CLU, ChFC, MSFS -- Director. 3443 Highway 66, Neptune, NJ 07753. He is Senior Consultant with The Berger Financial Group, LLC specializing in financial, estate and insurance matters. From March 1995 to December 31, 1995 he was President of Huber Hogan Knotts Consulting, Inc. From 1990 to March 1995 he was president of Huber-Hogan Associates. He was born February 7, 1930. He is also a Director of eight other investment companies in the Investment Company Complex.

JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a principal of Hunt & Howe, Inc., executive recruiting consultants. He was born December 14, 1930. He is also a Director of eight other investment companies in the Investment Company Complex.

FREDERICK A. PARKER, JR. -- Director. 219 East 69th Street, New York, NY 10021. He is President and Chief Executive Officer of American Pure Water Corporation, a manufacturer of water purifying equipment. He was born November 14, 1926. He is also a Director of eight other investment companies in the Investment Company Complex.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He was Executive Vice President and a Director of Dan River, Inc., a diversified textile company, from 1969 until he retired in 1981. He was born February 9, 1923. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps in the health care industry. He is also a Director of eight other investment companies in the Investment Company Complex.

MARK C. WINMILL* -- Director, Co-President, Co-Chief Executive Officer, and Chief Financial Officer. He is Co-President, Co-Chief Executive Officer, and Chief Financial Officer of the Investment Company Complex and of Group and certain of its affiliates, Chairman of the Investment Manager and the Distributor, and President of Bull & Bear Securities, Inc. ("BBSI"). He was born November 26, 1957. He received his M.B.A. from the Fuqua School of
Business at Duke University in 1987. From 1983 to 1985 he was Assistant
Vice President and Director of Marketing of E.P. Wilbur & Co., Inc., a real estate development and syndication firm and Vice President of E.P.W. Securities, its broker/dealer subsidiary. He is a son of Bassett S. Winmill and brother of Thomas B. Winmill. He is also a Director of four other investment companies in the Investment Company Complex.

THOMAS B. WINMILL* -- Director, Co-President, Co-Chief Executive Officer, and General Counsel. He is Co-President, Co-Chief Executive Officer, and General Counsel of the Investment Company Complex and of Group and certain of its affiliates, President of the Investment Manager and the Distributor, and Chairman of BBSI. He was born June 25, 1959. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is a son of Bassett S. Winmill and brother of Mark C. Winmill. He is also a Director of five other investment companies in the Investment Company Complex.

STEVEN A. LANDIS -- Senior Vice  President.  He is Senior Vice  President of the
Investment Company Complex, the Investment Manager and certain of its affiliates. He was born March 1, 1955. From 1993 to 1995, he was Associate Director -- Proprietary Trading at Barclays De Zoete Wedd Securities Inc., from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company, and from 1989 to 1992 he was Vice President of Wilkinson Boyd Capital Markets.

JOSEPH LEUNG, CPA -- Treasurer and Chief Accounting Officer. He is Treasurer and Chief Accounting Officer of the Investment Company Complex, the Investment Manager and its affiliates. From 1992 to 1995 he held various positions with Coopers & Lybrand L.L.P., a public accounting firm. From 1991 to 1992, he was the accounting supervisor at Retirement Systems Group, a mutual fund company. From 1987 to 1991, he held various positions with Ernst & Young, a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He was born September 15, 1965.

WILLIAM J. MAYNARD -- Vice President and Secretary. He is Vice President and Secretary of the Investment Company Complex, the Investment Manager and its affiliates. He was born September 13, 1964. From 1991 to 1994 he was associated with the law firm of Skadden, Arps, Slate, Meagher & Flom. He is a member of the New York State Bar.

* Bassett S. Winmill, Robert D. Anderson, Mark C. Winmill and Thomas B. Winmill are "interested persons" of the Fund as defined by the 1940 Act, because of their positions and other relationships with the Investment Manager.


COMPENSATION TABLE


NAME OF PERSON,             AGGREGATE      PENSION OR RETIREMENT      ESTIMATED ANNUAL    TOTAL COMPENSATION FROM
POSITION                    COMPENSATION   BENEFITS ACCRUED AS PART   BENEFITS UPON       FUND AND INVESTMENT COMPANY
                            FROM FUND      OF FUND EXPENSES           RETIREMENT          COMPLEX PAID TO DIRECTORS
---------------------      -------------   ------------------------   ----------------    ---------------------------
Russell E. Burke III,                                                                     $9,500 from 6
Director                      $2,000               None                    None           Investment Companies

Bruce B. Huber,                                                                           $12,500 from 9
Director                      $2,000               None                    None           Investment Companies

James E. Hunt,                                                                            $12,500 from 9
Director                      $2,000               None                    None           Investment Companies

Frederick A. Parker,                                                                      $12,500 from 9
Director                      $2,000               None                    None           Investment Companies

John B. Russell,                                                                          $12,500 from 9
Director                      $2,000               None                    None           Investment Companies


   Information in the above table is based on fees paid during the fiscal year ended June 30, 1997.

   No officer, Director or employee of the Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund. As of August 14, 1997, officers and Directors of the Fund owned less than 1% of the outstanding shares of the Fund. As of August 14, 1997, the following owner of record owned more than 5% of the outstanding shares of the Fund: U.S. Clearing Corp., 26 Broadway, New York, NY 10004-1798, 45.62%.

                               INVESTMENT MANAGER

   The Investment Manager acts as general manager of the Fund, being responsible for the various functions assumed by it, including regularly furnishing advice with respect to portfolio transactions. Group's other principal subsidiaries include Investor Service Center, Inc., the Fund's Distributor and a registered broker/dealer, Midas Management Corporation and Rockwood Advisers, Inc., registered investment advisers, and BBSI, a registered broker/dealer providing discount brokerage services.

   Group is a publicly owned company whose securities are listed on the Nasdaq Stock Market ("Nasdaq") and traded in the OTC market. Bassett S. Winmill may be deemed a controlling person of Group on the basis of his ownership of 100% of Group's voting stock and, therefore, of the Investment Manager. The Fund and its affiliated investment companies had net assets in excess of $330,000,000 as of August 12, 1997.

                         INVESTMENT MANAGEMENT AGREEMENT

   Under the Investment Management Agreement, the Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fees, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Corporation may have to indemnify its officers and Directors with respect thereto.

   The Investment Manager has agreed in the Investment Management Agreement that it will waive all or part of its fee or reimburse the Fund monthly if, and to the extent that, the Fund's aggregate operating expenses exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale. Currently, the Fund is not subject to any such state-imposed limitations. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. For the fiscal years ended June 30, 1995, 1996 and 1997, the Investment Manager received $339,025, $305,752 and $319,712, respectively, in management fees from the Fund and waived $169,513, $152,876 and $159,856, respectively, of such fees to improve the Fund's yield.

   If requested by the Corporation's Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the Fund's account, and the Investment Manager's costs to render such services shall be reimbursed by the Fund subject to examination by those Directors of the Corporation who are not "interested persons" of the Investment Manager or any affiliate thereof. For the fiscal years ended June 30, 1995, 1996, and 1997, the Fund reimbursed the Investment Manager $19,900, $24,625 and $25,462, respectively, for such services.

   The Investment Management Agreement provides that the Investment Manager will not be liable to the Fund or any Fund shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates. Nothing contained in the

Investment Management Agreement, however, may be construed to protect the Investment Manager against any liability to the Fund by reason of the Investment Manager's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

   The Investment Management Agreement will continue in effect, unless sooner terminated as described below, for successive periods of twelve months, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Corporation or by the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act and (b) a vote of a majority of the Directors of the Corporation who are not parties to the Investment Management Agreement, or interested persons of any such party. The
Investment Management Agreement may be terminated without penalty at any time either by a vote of the Board of Directors of the Corporation or the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and shall immediately terminate in the event of its assignment.

   Group has granted the Corporation a non-exclusive license to use various service marks, including "Bull & Bear," "Bull & Bear Performance Driven," and "Performance Driven" under certain terms and conditions on a royalty free basis. Such license will be withdrawn in the event the investment manager of the Corporation shall not be the Investment Manager or another subsidiary of Group. If the license is terminated, the Corporation will eliminate all reference to "Bull & Bear" in its corporate name and cease to use any of such service marks or any similar service marks in its business.

                        YIELD AND PERFORMANCE INFORMATION

   The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. Yield will fluctuate and, although the Fund is managed to maintain a net asset value of $1.00 per share, there can be no assurance that it will be able to do so. Consequently, quotations of yield should not be considered as representative of what the Fund's yield may be for any specified period in the future. Since performance will vary, these results are not necessarily representative of future results. Performance is a function of the type and quality of portfolio securities and will reflect general market conditions and operating expenses. See "The Fund's Investment Program" in the prospectus. This Statement of Additional Information may be in use for a full year and performance results for periods subsequent to June 30, 1997 may vary substantially from those shown below. An investment in the Fund is neither insured nor guaranteed by the U.S. Government as is a bank account or certificate of deposit.

   The Fund's yield used in advertisements, sales material and shareholder communications, reflecting the payment of a dividend each month, may be calculated in two ways in order to show Current Yield and Effective Yield, in each case to two decimal places. To obtain the Fund's yield, please call Investor Service Center toll-free at 1-800-847-4200.

   Current Yield refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Effective Yield is the annualized current yield which is compounded by assuming the current income to be reinvested.

   Set forth below is the Fund's Current Yield and Effective Yield for the seven calendar days ended August 12, 1997.

                    Current Yield                               4.92%
                    Effective Yield                             5.04%

   Yield information is useful in reviewing the Fund's performance, but may not provide a basis for comparison with bank deposits, which may be insured, since an investment in the Fund is not insured and its yield is not guaranteed. Yield for a prior period should not be considered a representation of future performance, which will change in response to fluctuations in interest rates on portfolio investments, the quality, type and maturity of such investments, the Fund's expenses and by the investment of a net inflow of new money at interest rates different than those being earned from the Fund's then current holdings.

   The Investment Manager and certain of its affiliates serve as investment managers to the Fund and other affiliated investment companies, which have individual and institutional investors throughout the United States and in 37 foreign countries. The Fund may also provide performance information based on an initial investment in the Fund and/or cumulative investments of varying amounts over periods of time. Some or all of this information may be provided either graphically or in tabular form.

SOURCE MATERIAL

   From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:

Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance and other data.

Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Bond Index (20 year), an index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Consumer's  Digest,  a  bimonthly   magazine  that  periodically   features  the
performance of a variety of investments, including mutual funds.

Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds.

Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

IBC's Money Fund Report, a weekly publication of money market fund total net assets, yield, and portfolio composition.

Individual   Investor,   a  newspaper  that  periodically  reviews  mutual  fund
performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Business Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.

Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.

Lehman Long Term Treasury Bond Index -- is comprised of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International EAFE Index, is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morningstar  Investor,  Morningstar  Mutual  Funds  and  Morningstar  Principia,
publications  of  Morningstar,   Inc.,   periodically   reviewing  mutual  funds
industry-wide by means of various methods of analysis and textual commentary.

Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.

Personal Finance, a monthly magazine frequently reporting mutual fund data.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund performance, yields, indices, and portfolio holdings.

Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Smart Money, a monthly magazine frequently reporting mutual fund data.

Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Brothers Broad Investment-Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Brothers Market Performance tracks the Salomon Brothers bond index.

Standard & Poor's 500 Composite Stock Price Index -- is an index of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is an index of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index is an index of preferred securities.

Success, a monthly magazine targeted to entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA  Today,  a  national   newspaper  that  periodically   reports  mutual  fund
performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

The Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

The Wall Street Transcript, a periodical reporting on financial markets and securities.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

   Indices prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., and Ibbotson Associates may be used, as well as information provided by the Federal Reserve Board.

                             DISTRIBUTION OF SHARES

   Pursuant to a Distribution Agreement, Investor Service Center, Inc. acts as the principal Distributor of the Fund's shares. Under the Distribution Agreement, the Distributor shall use its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are offered continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of 0.25% per annum of the Fund's average daily net assets as compensation for distribution and service activities.

   In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

   Among other things, the Plan provides that (1) the Distributor will submit to the Corporation's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Corporation's Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan may not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund will be committed to the discretion of the Directors who are not "interested persons" of the Fund.

   With the approval of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly owned subsidiary of Group, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund and the other Bull & Bear Funds at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to the Fund's distribution expenses and represent a saving on marketing, to the benefit of the Fund. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any of such costs.

   It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. Offsetting redemptions through sales efforts benefits shareholders by maintaining a fund's viability. In periods of net sales, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and impair the Fund's ability to maintain a high level of quality shareholder services.

   The Plan increases the overall expense ratio of the Fund; however, a substantial decline in Fund assets is likely to increase the portion of the Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan) while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or "interested person" of the Fund had any direct or indirect financial interest in the operation of the Plan or any related agreement.

   During the fiscal year ended June 30, 1997, the Distributor waived the entire fee it was entitled to receive under the Plan.

   The Glass-Steagall Act prohibits certain banks from engaging in the business of underwriting, selling, or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being paid for administrative and accounting services under the Plan. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that other arrangements for these services will be made. In addition, state securities laws on this issue may differ from the interpretation of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                        DETERMINATION OF NET ASSET VALUE

   The Fund's net asset value per share is determined as of 11:00 a.m. eastern time and as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time) on each Fund business day. The following days are not Fund business days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the Fund's net assets by the total number of shares outstanding.

   The Fund has adopted the amortized cost method of valuing portfolio securities provided by Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under that Rule relating to the Fund's investments. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at prices that might not be desirable.

   The Board of Directors may authorize the use of one or more pricing services which provide bid valuations (some of which may be "readily available market quotations") on certain of the securities in which the Fund invests. Such pricing services may employ electronic data processing techniques including the use of a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Information obtained from such services may be used by the Fund both in the fair valuation of securities for which there are no readily available market quotations and in connection with the determination of the market prices of securities held in the Fund's portfolio.

                               PURCHASE OF SHARES

   The Fund will only issue shares upon payment of the purchase price by check made drawn to the Fund's order in U.S. dollars on a U.S. bank, or by Federal Reserve wire transfer. Second and third party checks, credit cards, and cash will not be accepted. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. Orders to purchase shares are not binding on the Fund until they are confirmed by the Fund's transfer agent. If an order is canceled because of non-payment or because the purchaser's check does not clear, the purchaser will be responsible for any loss the Fund incurs. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser's account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders in the Fund or any of the other Funds in the Investment Company Complex. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons.

                             ALLOCATION OF BROKERAGE

   Under present investment policies the Fund is not expected to incur any substantial brokerage commission costs. For the fiscal years ended June 30, 1995, 1996 and 1997 the Fund did not pay any brokerage commissions. The Fund is not currently obligated to deal with any particular broker, dealer or group thereof.

   The Fund seeks to obtain prompt execution of orders at the most favorable net prices. The Fund may purchase portfolio securities from dealers and underwriters as well as from issuers. Purchases of securities include a commission or concession paid to the underwriter, and purchases from dealers include a spread between the bid and asked price. When securities are purchased directly from an issuer, no commissions or discounts are paid.

   Transactions may be directed to dealers who provide research and other services in the execution of orders. There is no certainty that such services provided, if any, will be beneficial to the Fund, and it may be that other affiliated investment companies will derive benefit therefrom. It is not possible to place a dollar value on such services received by the Investment Manager from dealers effecting transactions in portfolio securities. Such services may permit the Investment Manager to supplement its own research and other activities and may make available to the Investment Manager the opinions and information of individuals and research staffs of other securities firms. Portfolio transactions will not be directed to dealers solely on the basis of research services provided. The Fund will not purchase portfolio securities at a higher price or sell such securities at a lower price in connection with transactions effected with a dealer who furnishes research services to the Investment Manager than would be the case if no weight were given by the Investment Manager to the dealer's furnishing of such services. The Distributor pays BBSI compensation monthly for distribution and shareholder services in the amount of 0.25% per annum of Fund assets held by customers of BBSI.

   Investment decisions for the Fund and for the other Funds managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. Combined purchase or sale orders are then averaged as to price and allocated as to amount according to a formula deemed equitable to each Fund. While in some cases this practice could have a detrimental effect upon the price or quantity available of the security with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices.

   The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Investment Company Complex does business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Group, the parent of the Investment Manager, and may provide clearing services to BBSI.

                               DIVIDENDS AND TAXES

DIVIDENDS. All of the net income of the Fund is declared daily as dividends to shareholders of record as of the close of regular trading on the NYSE each Business Day. Net income of the Fund (during the period commencing at the time of the immediately preceding dividend declaration) consists of accrued interest or earned discount (including both original issue and market discounts) on the assets of the Fund for so long as the Fund utilizes the amortized cost method of valuing portfolio securities, less the estimated expenses of the Fund plus or minus all realized gains or losses on the Fund's portfolio securities applicable to that period. The Fund's net income is determined by the Custodian on a daily basis as of the close of regular trading on the NYSE on each Business Day (see "Determination of Net Asset Value").

   If the Fund incurs or anticipates any unusual expense, loss or depreciation that could adversely affect its income or net asset value, the Corporation's Board of Directors would at that time consider whether to adhere to the present income accrual and distribution policy described above or to revise it in light of then prevailing circumstances. For example, under such unusual circumstances the Directors might reduce or suspend declaration of daily dividends in order to prevent to the extent possible the per share net asset value of the Fund from being reduced below $1.00. Thus, such expenses or losses or depreciation may result in shareholders receiving less income.

   If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional Fund shares at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (generally consisting of net investment income and net short-term capital gains) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities;
(2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities that were held for less than three months, although this requirement will no longer apply to the Fund after June 30, 1998; and (3) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income will be taxed at corporate rates.

   The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus (3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of this excise tax by making adequate distributions.

   The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                             REPORTS TO SHAREHOLDERS

   The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets. The Fund's fiscal year ends on June 30.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

   Investors Fiduciary Trust Company, 811 Main, 11th Floor, Kansas City, MO 64105-1716 has been retained by the Corporation to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs certain accounting services for the Fund. As part of its agreement with the Corporation, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., Box 419789, Kansas City, Missouri 64141-6789, is the Fund's Transfer and Dividend Disbursing Agent. The Distributor provides certain administrative and shareholder services to the Fund pursuant to the Shareholder Services Agreement and is reimbursed by the Fund the actual costs incurred with respect thereto. For shareholder services, the Fund paid the Distributor for the fiscal years ended June 30, 1995, 1996, and 1997 approximately $70,937, $38,280 and $25,921, respectively.

                                    AUDITORS

   Tait,  Weller  &  Baker,  Two  Penn  Center,  Suite  700,  Philadelphia,   PA
19102-1707, are the Fund's independent accountants. Financial statements of the Fund are audited annually.

                              FINANCIAL STATEMENTS

   The Fund's Financial Statements for the fiscal year ended June 30, 1997, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

                           BULL & BEAR FUNDS II, INC.

                            Part C. Other Information

Item 24. Financial Statements and Exhibits

 (a) Financial Statements included in Part A of this Registration Statement for Bull & Bear Dollar Reserves:

         Financial Highlights

         The Annual Report to Shareholders for Bull & Bear Dollar Reserves for the fiscal period ended June 30, 1997 containing financial statements as of and for the fiscal period ended June 30, 1997 is incorporated into Bull & Bear Dollar Reserves' Statement of Additional Information by reference. The letter to shareholders and other information contained on pages 1 through 2 of said Annual Report to Shareholders is not incorporated in Part B by reference and is not a part of this Registration Statement.

 (b)     Exhibits
         (1)Amended and Restated Articles of Incorporation. Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953, filed October 26, 1995 (Accession Number 0000015260-95-000010)
         (2)Amended By-Laws. Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953, filed October 26, 1995 (Accession Number 0000015260-95-
            000010)
         (3)Voting trust agreement -- none
         (4)Specimen securities. Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953, filed October 26, 1995 (Accession Number 0000015260-95
            -000010)
         (5)Investment Management Agreement. Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953, filed October 26, 1995 (Accession Number 0000015260-95-000010)
         (6)(a) Distribution agreement. Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953, filed October 26, 1995 (Accession Number 0000015260-95-000010)
            (b) Form of Broker Services Agreement. Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953, filed October 26, 1995 (Accession Number 0000015260-95-000010)
         (7)Bonus, profit-sharing or pension plans--none.
         (8)Custodial and Investment Accounting Agreement. Filed herewith.
         (9)(a) Shareholder services agreement. Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953, filed October 26, 1995 (Accession Number 0000015260-95-000010)
            (b) Transfer Agency Agreement. Incorporated herein by reference to
                Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953,
                filed October 26,1995 (Accession Number 0000015260-95-000010)
            (c) Agency Agreement.  Incorporated herein by reference to Post-
                Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953, filed October 26, 1995 (Accession Number 0000015260-95-000010)
            (d) Credit Agreement. Incorporated herein by reference to Post-
                Effective Amendment No. 52 to the Registration Statement, SEC File No. 2-57953, filed November 1, 1996 (Accession Number 0000015260-96-000016)
            (e) Licensing Agreement.Incorporated herein by reference to
                Post-Effective Amendment No. 52 to the Registration Statement, SEC File No. 2-57953, filed November 1, 1996 (Accession Number 0000015260-96-000016)
         (10) Opinion of counsel. Previously filed.
         (11)(a) Accountants' consent. Filed herewith.
             (b) Opinion of counsel with respect to eligibility for
                 effectiveness under paragraph (b) of Rule 485. Filed herewith.
         (12) Financial   statements  omitted  from  Item  23  --  no applicable
         (13) Agreement   for  providing   initial   capital  --  not applicable
         (14) Prototype retirement plans
            (a) Standardized Profit Sharing Adoption Agreement. Incorporated
                herein by reference to Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953, filed October 26, 1995 (Accession Number 0000015260-95-000010)
            (b) Defined Contribution Basic Plan Document. Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953, filed October 26, 1995 (Accession Number 0000015260-95-000010)
            (c) Standardized Money Purchase Adoption Agreement. Incorporated
                herein by reference to Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953, filed October 26, 1995 (Accession Number 0000015260-95-000010)
            (d) Simplified Profit Sharing Adoption Agreement. Incorporated
                herein by reference to Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953, filed October 26, 1995 (Accession Number 0000015260-95-000010)
            (e) Simplified Money Purchase Adoption Agreement. Incorporated
                herein by reference to Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953, filed October 26, 1995 (Accession Number 0000015260-95-000010)
            (f) 403(b) Tax-Sheltered Custodial Account Agreement. Incorporated
                herein by reference to Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953, filed October 26, 1995 (Accession Number 0000015260-95-000010)
            (g) SEP Basic Plan  Document.  Incorporated  herein by  reference to
                Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953, filed October 26, 1995 (Accession Number 0000015260-95-000010)
            (h) SEP  Adoption  Agreement.  Incorporated  herein by  reference to
                Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953, filed October 26, 1995 (Accession Number 0000015260-95-000010)
         (15)(a) Plan pursuant to Rule 12b-1. Incorporated herein by reference to PostEffective Amendment No. 51 to the Registration
                 Statement, SEC File No. 2-57953,    filed   October   26,

                 1995    (Accession    Number 0000015260-95-000010)
            (b) Related Agreement to Plan of Distribution pursuant to Rule
                12b-1 between Investor Service Center, Inc. and Hanover Direct Advertising Company, Inc. Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 2-57953, filed October 26, 1995 (Accession Number 0000015260-95-000010)
         (16) Schedule for computation of performance quotations
            (a) Basic information. Previously filed.
            (b) Supplemental information. Incorporated herein by reference to corresponding exhibit of Post Effective Amendment No. 50 to the Registration Statement, SEC File No. 2-57953.
         (17)  Financial  Data Schedule. Filed herewith.
         (18) Not applicable

Item 25.  Persons Controlled by or under Common Control with Registrant

          Not applicable.

Item 26.  Number of Holders of Securities

                            Number of Record Holders
   Title of Class                    (as of August 22, 1997)
   Shares of Common Stock,
   $0.01 par value
   Dollar Reserves                           3,108

Item 27. Indemnification

         The Registrant is incorporated under Maryland law. Section 2-418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active or deliberate dishonesty, (b) the person received an improper personal benefit in money, property or services or (c) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.

         Registrant's amended and restated Articles of Incorporation: (1) provide that, to the maximum extent permitted by applicable law, a director or officer will not be liable to the Registrant or its stockholders for monetary damages; (2) require the Registrant to indemnify and advance expense as provided in the By-laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant in similar capacities for other entities in advance of final disposition of any action against that person to the extent permitted by Maryland law and the 1940 Act; (3) allow the corporation to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the amended and restated Articles of Incorporation by the shareholders, or adoption or modification of any provision of the Articles of Incorporation inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification available to any person covered by the indemnification provisions of the amended and restated Articles of Incorporation.

         Section 11.01 of Article XI of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 11.02 of Article XI of the By-Laws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

         Registrant's Investment Management Agreement between the Registrant and Bull & Bear Advisers, Inc. ("Investment Manager"), with respect to Bull & Bear Dollar Reserves provides that the Investment Manager shall not be liable to the Registrant or its series or any shareholder of the Registrant or its series for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant or to the series by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

         Section 9 of the Distribution Agreement between Bull & Bear Funds II, Inc. and Investor Service Center, Inc. ("Service Center") provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service Center and any retail dealer, or arising out of supplementary literature or advertising used by Service Center in connection with the Distribution Agreement.

         The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described Investment Management Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and other Connections of Investment Adviser

         The directors and officers of the Investment Manager are also directors and officers of other Funds managed by Midas Management Corporation and Rockwood Advisers, Inc., both of which are wholly owned subsidiaries of Bull & Bear Group, Inc. ("Funds"). In addition, such officers are officers and directors of Bull & Bear Group, Inc. and its other subsidiaries; Service Center, the distributor of the Registrant and the Funds and a registered broker/dealer; and Bull & Bear Securities, Inc., a discount brokerage firm. Bull & Bear Group, Inc.'s predecessor was organized in 1976. In 1978, it acquired control of and subsequently merged with Investors Counsel, Inc., a registered investment adviser organized in 1959. The principal business of both companies since their founding has been to serve as investment manager to registered investment companies. Bull & Bear Advisers, Inc. serves as investment manager of Bull & Bear Dollar Reserves, the sole series of shares issued by Bull & Bear Funds II, Inc.; Bull & Bear Global Income Fund, Inc.; Bull & Bear Municipal Income Fund, Inc.; Bull & Bear Gold Investors Ltd.; Bull & Bear U.S. and Overseas Fund, the sole series of shares of Bull & Bear Funds I, Inc.; Bull & Bear Special Equities Fund, Inc., and Bull & Bear U.S. Government Securities Fund, Inc. Midas Management Corporation serves as investment manager of Midas Fund, Inc., and Rockwood Advisers, Inc. serves as investment adviser of Rockwood Fund, Inc.

Item 29.  Principal Underwriters

   a) In addition to the Registrant, Service Center serves as principal underwriter of Bull & Bear Gold Investors Ltd., Bull & Bear Special Equities Fund, Inc., Bull & Bear Funds I, Inc., Midas Fund, Inc., and Rockwood Fund, Inc.

   b) Service Center will serve as the Registrant's principal underwriter with respect to Bull & Bear Dollar Reserves. The directors and officers of Service Center, their principal business addresses, their positions and offices with Service Center and their positions and offices with the Registrant (if any) are set forth below.

Name and Principal             Position and Offices         Position and Offices
Business Address               with Investor Service        with Registrant
                               Center, Inc.


Bassett S. Winmill                  n/a                     Chairman of the
11 Hanover Square                                           Board
New York, NY 10005

Robert D. Anderson             Vice Chairman                Vice Chairman
11 Hanover Square              and Director                 and Director
New York, NY 10005

Steven A. Landis               Senior Vice President        Senior Vice
11 Hanover Square                                           President
New York, NY 10005

Mark C. Winmill                Chairman, Director and       Co-President,
11 Hanover Square              Chief Financial Officer      Director and Chief
New York, NY 10005                                          Financial Officer

Thomas B. Winmill              President, Director,         Co-President,
11 Hanover Square              General Counsel              Director, and
New York, NY 10005                                          General Counsel

Kathleen B. Fliegauf           Vice President and           None
11 Hanover Square              Assistant Treasurer
New York, NY 10005

William J. Maynard             Vice President               Vice President
11 Hanover Square              and Secretary                and Secretary
New York, NY 10005

Irene K. Kawczynski            Vice President               None
11 Hanover Square
New York, NY 10005

Joseph Leung                   Treasurer, Chief             Treasurer, Chief
11 Hanover Square              Accounting Officer           Accounting Officer
New York, NY 10005

Michael J. McManus             Vice President                None
11 Hanover Square
New York, NY 10005


Item 30.  Location of Accounts and Records

         The minute books of Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of the Registrant and its Investment Manager). All other records required by
Section 31(a) of the Investment Company Act of 1940 are located at Investors Fiduciary Trust Company, 811 Main, 11th Floor, Kansas City, MO 64105-1716 (the offices of Registrant's custodian) and DST Systems, Inc., 1055 Broadway, Kansas City, MO 64105-1594 (the offices of the Registrant's Transfer and Dividend Disbursing Agent). Copies of certain of the records located at Investors Fiduciary Trust Company & DST Systems, Inc. are kept at 11 Hanover Square, New York, NY 10005 (the offices of the Registrant and the Investment Manager).

Item 31.  Management Services -- none

Item 32. Undertakings -- The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders upon request and without charge.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City, County and State of New York on this 2nd day of September, 1997.

                         BULL & BEAR FUNDS II, INC.

                              Thomas B. Winmill
                          By: Thomas B. Winmill

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Mark C. Winmill  Director, Co-President and Co-Chief       September 2, 1997
Mark C. Winmill  Executive Officer

Thomas B. Winmill Director, Co-President and Co-Chief      September 2, 1997
Thomas B. Winmill Executive Officer

Bassett S. Winmill  Director, Chairman of the              September 2, 1997
------------------
Bassett S. Winmill  Board of Directors

Joseph Leung   Treasurer, Principal                        September 2, 1997
Joseph Leung  Accounting Officer

Robert D. Anderson Director, Vice Chairman                 September 2, 1997
------------------
Robert D. Anderson

Bruce B. Huber   Director                                  September 2, 1997
Bruce B. Huber

James E. Hunt  Director                                    September 2, 1997
-------------
James E. Hunt

Frederick A. Parker, Jr. Director                          September 2, 1997
------------------------
Frederick A. Parker, Jr.

John B. Russell  Director                                 September 2, 1997
---------------
John B. Russell

Russell E. Burke III  Director                           September 2, 1997
--------------------
Russell E. Burke III

                                  EXHIBIT INDEX


                                                                           PAGE
EXHIBIT                                                                  NUMBER

8                    Custodial and Investment Accounting Agreement

11   (a)             Accountants' consent

11   (b)             Opinion of counsel with respect to eligibility for
                     effectiveness under paragraph (b) of Rule 485.

17                   Financial Data Schedule